UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2017
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Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On May 24, 2017, Power Integrations, Inc. filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the voting results of its Annual Meeting of Stockholders held on May 19, 2017, including, among other matters, a stockholder advisory vote on the frequency of the stockholders’ advisory votes on the compensation of the Power Integrations named executive officers. The sole purpose of this Current Report on Form 8-K/A is to disclose, in Item 5.07 thereof, Power Integrations, Inc.’s decision regarding how frequently it will hold an advisory vote on the compensation of the Power Integrations named executive officers, which is included at the end of Item 5.07 below. No other changes have been made to the Original Report.
Item 5.07.     Submission of Matters to a Vote of Security Holders
Power Integrations, Inc. (“Power Integrations”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2017. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter, and the number of abstentions and broker non-votes with respect to each matter.
1. Power Integrations’ stockholders elected each of the directors proposed by Power Integrations for re-election; to serve until Power Integrations’ 2018 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Wendy Arienzo	25,885,495	740,826
Balu Balakrishnan	25,847,955	778,366
Alan D. Bickell	23,678,185	2,948,136
Nicholas E. Brathwaite	24,598,909	2,027,412
William L. George	25,680,052	946,269
Balakrishnan S. Iyer	25,485,821	1,140,500
E. Floyd Kvamme	24,498,805	2,127,516
Steven J. Sharp	25,771,263	855,058

There were 1,533,500 broker non-votes for this proposal.

2. Power Integrations’ stockholders approved, on an advisory basis, a resolution approving the compensation of Power Integrations’ named executive officers, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	23,185,634
Shares voted against:	2,715,404
Shares abstaining:	725,283
Broker non-votes:	1,533,500

3. Power Integrations’ stockholders indicated, on an advisory basis, a preference for a one-year frequency of stockholder advisory votes on the compensation of Power Integrations' named executive officers. The tabulation of votes on this matter was as follows:

Shares voted for one year:	20,268,661
Shares voted for two years:	284,058
Shares voted for three years:	5,278,759
Shares abstaining:	730,725
Broker non-votes:	1,597,618

4. Power Integrations’ stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2017. The tabulation of votes on this matter was as follows:

Shares voted for:	26,966,391
Shares voted against:	391,738
Shares abstaining:	801,692
Broker non-votes:	—

On August 13, 2017, the Board of Directors of Power Integrations determined, in light of and consistent with the vote of the Power Integrations stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Power Integrations named executive officers, to include a stockholder advisory vote on the compensation of the Power Integrations named executive officers in its annual meeting proxy materials each year until the next advisory vote on the frequency of stockholder votes on the compensation of the Power Integrations named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Sandeep Nayyar
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer

 Dated:  August 16, 2017